Exhibit 99.1

DEAN J. ZIPSER (Bar No. 94680)

dzipser@kruzlaw.com

KELLER RACKAUCKAS UMBERG ZIPSER LLP

18300 Von Karman Ave., Suite 930

Irvine, CA 92612

Telephone: 949-476-8700

Facsimile: 949-476-0900

SEAN C. CUNNINGHAM (Bar No. 174931)

sean.cunningham@dlapiper.com

STANLEY J. PANIKOWSKI (Bar No. 224232)

stanley.panikowski@dlapiper.com

ERIN P. GIBSON (Bar No. 229305)

erin.gibson@dlapiper.com

RYAN W. COBB (Bar No. 277608)

ryan.cobb@dlapiper.com

RAJIV DHARNIDHARKA (Bar No. 234756)

rajiv.dharnidharka@dlapiper.com

DLA PIPER LLP (US)

401 B Street, Suite 1700

San Diego, CA 92101-4297

Telephone:                                   619-699-2700

Facsimile:                                         619-699-2701

THOMAS J. WIMBISCUS (Pro Hac Vice)

twimbiscus@mcandrews-ip.com

GREGORY C. SCHODDE (Pro Hac Vice)

gschodde@mcandrews-ip.com

WAYNE H. BRADLEY (Pro Hac Vice)

wbradley@mcandrews-ip.com

McANDREWS, HELD & MALLOY

500 West Madison Street, 34th Floor

Chicago, IL 60661

Telephone:                                   312-775-8000

Facsimile:                                         312-775-8100

Attorneys for Plaintiff NETLIST, INC.

UNITED STATES DISTRICT COURT

CENTRAL DISTRICT OF CALIFORNIA

SANTA ANA DIVISION

NETLIST, INC.,

Plaintiff,

v.

SMART MODULAR TECHNOLOGIES, INC., SMART STORAGE SYSTEMS, INC., SMART WORLDWIDE HOLDINGS, INC. and DIABLO TECHNOLOGIES, INC.

Defendants.

Case No.  8:13-cv-00996-DOC-JPR

NETLIST, INC.’S RESPONSE TO NOVEMBER 26, 2013 ORDER TO SHOW CAUSE WHY COUNTS 8-13 AGAINST DEFENDANT DIABLO TECHNOLOGIES, INC. SHOULD NOT BE TRANSFERRED TO THE NORTHERN DISTRICT OF CALIFORNIA

Dept.:               9D

Judge:             Hon. David O. Carter

Trial Date:  None Set

I.                                        INTRODUCTION

Diablo stole Netlist’s most valuable proprietary technology, HyperCloud™, developed over six years at a cost of $65 million.  Now Diablo seeks to game the federal courts and delay indefinitely Netlist’s right to seek justice and curtail the damages Diablo continues to inflict on Netlist.  This Court should not permit it to do so.  Transferring Netlist’s trade secret and trademark claims to the Northern District of California would not facilitate judicial economy or otherwise serve the interests of justice.  To the contrary, a transfer would only prejudice Netlist.

For at least three reasons, this Court should retain jurisdiction of the remaining trade secret, trademark and related claims (the “Trade Secret Claims”):

First, transferring the Trade Secret Claims to the Northern District would reward Diablo for forum shopping.  As the Court noted, Netlist is “certainly prejudiced” by the transfer of its claims to “its adversaries’ backyard.”  (11/26/13 Order at 14.)  As an Orange County company, Netlist should not be precluded by Diablo’s procedural chicanery from having a local jury hear these claims as soon as possible.  To punctuate the seriousness of the Trade Secret Claims, less than a month ago Netlist received a detailed letter from a whistleblower who is either a current of former Diablo employee.  The letter explains precisely how Diablo orchestrated the theft of Netlist’s intellectual property and conspired to cover up this theft.

Second, transferring the Trade Secret Claims would permit Diablo to seek an indefinite stay of those claims.  Diablo predictably and almost certainly will file for reexamination of Netlist’s patents in the Patent & Trademark Office, then ask the Northern District court to stay of the entire lawsuit, not just the patent claims.  Netlist would then be left with no remedy for Diablo’s ongoing misconduct—misconduct that is separate and apart from patent infringement.  Litigating the Trade Secret Claims separately in this Court would avoid that unjust result.

Third, there will be no loss of judicial efficiency in litigating the Trade Secret Claims in this Court while the patent claims are litigated in the Northern District.  The Northern District patent case involves different witnesses (including experts), different legal theories and different court proceedings.

The fact that all of Netlist’s claims against Diablo may generally arise from “one long course of conduct,” therefore, does not compel transfer of the Trade Secret Claims, nor justify the resulting prejudice to Netlist.

II.                                   ARGUMENT:  TRANSFERRING THE TRADE SECRET CLAIMS DOES NOT FACILITATE JUDICIAL ECONOMY NOR SERVE THE INTERESTS OF JUSTICE.

A.                                    Netlist’s Remaining Claims Should Be Heard in Its Chosen Forum, Where the Damages Occurred.

This case took a dramatic turn on November 13, 2013, when Netlist’s CEO, Chuck Hong, received a whistleblower letter postmarked from Canada (where Diablo is based), and obviously written by a current or former Diablo employee.  (Cunningham Decl. Ex. A.)  The letter begins by bluntly stating that Diablo stole Netlist’s architecture and design:

The letter goes on to explain that, in creating its new ULLtraDIMM product, Diablo took Netlist’s flagship product, HyperCloud™, “as-is”                                        .  (Id.)  Diablo then brazenly passed off the resulting product as its own to potential customers, including in demonstrations to IBM, Hewlett-Packard,               and              .  (Id.)  The letter further states that Diablo’s management conspired to hide this theft by instructing its employees not to speak to customers about the fact that Netlist’s product was incorporated into ULLtraDIMM.  (Id.)  The letter includes diagrams showing precisely how Diablo implemented the theft of Netlist’s trade secrets, as well as the names of former Diablo employees, customers and suppliers who can verify the theft.  (Id.)

The Trade Secret Claims thus are critical, independent claims.  Diablo is selling products that contain Netlist’s groundbreaking technology to customers that would otherwise be Netlist’s customers, seriously jeopardizing Netlist’s business.  (Hong Decl. ¶¶6-7.)

Netlist has already begun to learn the origins of the whistleblower letter and confirm its truth.  Netlist immediately forwarded the letter to Diablo and the other parties.  (Cunningham Decl. ¶3.)  Netlist also contacted the two former employees named in the letter to arrange their depositions.  But Diablo quickly intervened and had its lawyers represent those former employees, making otherwise cooperative witnesses inaccessible to Netlist.  Netlist proceeded to notice their depositions, which prompted Diablo to threaten a baseless motion for protective order to prevent the depositions from going forward.  (Cunningham Decl. ¶6, Ex. D.)

The Court has already concluded that Diablo and the other defendants have engaged in transparent forum-shopping, and has acknowledged the prejudice to Netlist in losing its chosen forum.  (Order at 13-14.)  Diablo’s new efforts to slow down discovery and the litigation as a whole reinforce precisely why the Trade Secret Claims should remain under this Court’s supervision.

B.                                    The Court Should Retain the Trade Secret Claims to Avoid Any Effort by Diablo to Stay Them Along With the Patent Claims.

After Netlist deposes the two former Diablo employees identified in the whistleblower letter (and questions the suspected author of the letter), Netlist will bring a motion for preliminary injunction to put a stop to Diablo’s misappropriation and infringement—unless Diablo is successful in transferring the claims to the Northern District and staying the litigation indefinitely.

There is no doubt that Diablo will attempt to game the system by seeking reexamination of Netlist’s patents and a stay of the Northern District case until the reexamination is completed.  Indeed, when directly asked whether they intended to seek reexamination and move for a stay, Diablo’s counsel refused to answer.  (Cunningham Decl. ¶4, Ex. B.)  Further, Netlist recently learned that IBM is planning to introduce ULLtraDIMM to the market in one of its X-Series servers in January 2014.  (Hong Decl., ¶6.)  Thus, Netlist’s damages are continuing to mount, and a stay would leave it powerless to do anything about it.  A stay of the Trade Secret Claims would contradict this Court’s goal of an efficient, speedily litigated lawsuit, and greatly prejudice Netlist.

Diablo may argue that if it seeks reexamination and a stay, the Northern District could decide to bifurcate—staying only the patent claims and allowing the Trade Secret Claims to proceed.  Netlist submits that it should not be subjected to that risk.  Moreover, a bifurcated lawsuit in the Northern District would eliminate any efficiencies this Court sought to achieve with a transfer, because there still would be two separate lawsuits with two separate trials.(1)

A transfer of the remaining claims to the Northern District almost certainly will result in either justice delayed or separate trials, neither of which serves judicial efficiency or the interests of justice.

C.                                    The Trade Secret Claims Can Proceed in this Court Without Sacrificing Judicial Economy.

Finally, the Trade Secret Claims can proceed in this Court independently from the patent claims in the Northern District without sacrificing judicial economy.  As this Court already concluded, “The patent infringement claims may involve some factual overlap with the Diablo trademark and contract claims, but to a limited degree.  The legal issues to be proven between the two are distinct, and

(1)   Notably, Diablo and the Smart entities have requested separate trials in the Northern District case, so there already may be no efficiencies in that action from a single trial.  (Cunningham Decl. ¶5, Ex. C.)

they require different types and sources of evidence.”  (Order at 12.)  The same is true of the claims for misappropriation of trade secrets.  Discovery on these claims will involve a different set of Diablo witnesses (mostly former employees) who will be called upon to authenticate and support the allegations in the whistleblower letter, as well as witnesses from the companies that received the Diablo products incorporating stolen Netlist technology.  On the other hand, the Northern District case will focus on the validity and infringement of the Netlist patents, including depositions of the inventors and prosecuting attorneys.  This Court will not need to address claim construction, invalidity, or any of the other unique issues that arise in a patent case.  And trial of the Trade Secret Claims will necessarily be shorter and more focused if it is separated from the patent claims in the Northern District.

Thus, the opportunity for Netlist to obtain a swift and just result in an efficient manner increases greatly if this Court retains jurisdiction over the Trade Secret claims.  If these claims proceed in this Court, the resulting two-party lawsuit will be streamlined, efficient and focused on Netlist’s most urgent claims.

III.                              CONCLUSION

This Court should retain the Trade Secret Claims and allow discovery to proceed immediately without any further delay tactics by Diablo.  Keeping the case in this Court will put an end to Diablo’s gamesmanship and will permit Netlist to litigate its most important claims in its chosen venue.

Dated: December 10, 2013	DLA PIPER LLP (US)

	By:	/s/ Sean C. Cunningham
SEAN C. CUNNINGHAM
KELLER RACKAUCKAS
UMBERG ZIPSER LLP
McANDREWS, HELD & MALLOY
Attorneys for Plaintiff NETLIST, INC.

DEAN J. ZIPSER (Bar No. 94680)

dzipser@kruzlaw.com

KELLER RACKAUCKAS UMBERG ZIPSER LLP

18300 Von Karman Ave., Suite 930

Irvine, CA 92612

Telephone:           949-476-8700

Facsimile:                 949-476-0900

SEAN C. CUNNINGHAM (Bar No. 174931)

sean.cunningham@dlapiper.com

STANLEY J. PANIKOWSKI (Bar No. 224232)

stanley.panikowski@dlapiper.com

ERIN P. GIBSON (Bar No. 229305)

erin.gibson@dlapiper.com

RYAN W. COBB (Bar No. 277608)

ryan.cobb@dlapiper.com

DLA PIPER LLP (US)

401 B Street, Suite 1700

San Diego, CA  92101-4297

Telephone:           619-699-2700

Facsimile:                 619-699-2701

RAJIV DHARNIDHARKA (Bar No. 234756)

rajiv.dharnidharka@dlapiper.com

DLA PIPER LLP (US)

400 Capitol Mall, #2400

Sacramento, CA  95814

Telephone:           916-930-3200

Facsimile:                 916-930-3201

THOMAS J. WIMBISCUS (Pro Hac Vice)

twimbiscus@mcandrews-ip.com

GREGORY C. SCHODDE (Pro Hac Vice)

gschodde@mcandrews-ip.com

WAYNE H. BRADLEY (Pro Hac Vice)

wbradley@mcandrews-ip.com

McANDREWS, HELD & MALLOY

500 West Madison Street, 34th Floor

Chicago, IL  60661

Telephone:           312-775-8000

Facsimile:                 312-775-8100

Attorneys for Plaintiff NETLIST, INC.

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UNITED STATES DISTRICT COURT
CENTRAL DISTRICT OF CALIFORNIA
SANTA ANA DIVISION

NETLIST, INC., Plaintiff, v. SMART MODULAR TECHNOLOGIES, INC., SMART STORAGE SYSTEMS, INC., SMART WORLDWIDE HOLDINGS, INC. and DIABLO TECHNOLOGIES, INC. Defendants.	Case No. 8:13-cv-00996-DOC-JPR DECLARATION OF CHUCK HONG IN SUPPORT OF NETLIST’S RESPONSE TO NOVEMBER 26, 2013 ORDER TO SHOW CAUSE Dept: 9D Judge: Hon. David O. Carter Trial Date: None Set

I, Chuck Hong, declare as follows:

1.                    I am co-founder and CEO of Netlist, Inc. (“Netlist”).  I have personal knowledge of the matters set forth herein and, if called as a witness, I could and would competently testify thereto.

2.                    On November 13, 2013, I received a whistleblower letter addressed to me bearing no return address and postmarked from Canada.  Upon receiving the letter, I immediately sent it to Netlist’s counsel, Sean Cunningham.  I understand that a copy of this letter is attached to Mr. Cunningham’s declaration.

3.                    The letter explains in plain language precisely how Diablo Technologies, Inc. (“Diablo”) orchestrated the theft of Netlist’s intellectual property and conspired to cover up this theft:  Rather than designing its “new” product from scratch, Diablo simply took Netlist’s flagship product, HyperCloud®, “as-is” and incorporated it into Diablo’s “new” product, ULLtraDIMM. In fact, HyperCloud® was used as the main engine to power ULLtraDIMM. Diablo then passed off the resulting stolen product as its own to potential customers, including in demonstrations to IBM, Hewlett-Packard,            and           .  The letter further states that Diablo’s

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management conspired to hide this theft by specifically instructing its employees not to speak to customers about the fact that Diablo stole the Netlist product to create its own. The letter includes diagrams showing precisely how this theft was implemented, as well as names of former Diablo employees, customers and suppliers that could verify this theft.

4.                    Netlist’s HyperCloud® technology addresses a multi-billion dollar market and was developed by Netlist over six years at a cost of $65 million dollars.

5.                    The November 13, 2013 whistleblower letter confirmed for me what Netlist has alleged all along in its claims against Diablo—that Diablo stole Netlist’s most valuable proprietary technology, HyperCloud®.

6.                    Over the past year, Diablo has been actively marketing this stolen technology in the form of ULLtraDIMM to customers including IBM. I understand that IBM is planning to introduce ULLtraDIMM to the market in one of its X-Series servers in January 2014.

7.                    Diablo’s actions are seriously damaging Netlist’s current business and jeopardizing Netlist’s future business potential.

8.                    Diablo’s actions will create negative long-term consequences for the broader IT industry if customers such as IBM and HP unknowingly begin to seed the market with products which contain stolen intellectual property.

I declare under penalty of perjury under the laws of the United States of America that the foregoing is true and correct.

Executed on December 10, 2013, at Irvine, California

/s/ Chuck Hong
Chuck Hong

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DEAN J. ZIPSER (Bar No. 94680)

dzipser@kruzlaw.com

KELLER RACKAUCKAS UMBERG ZIPSER LLP

18300 Von Karman Ave., Suite 930

Irvine, CA 92612

Telephone:           949-476-8700

Facsimile:                 949-476-0900

SEAN C. CUNNINGHAM (Bar No. 174931)

sean.cunningham@dlapiper.com

STANLEY J. PANIKOWSKI (Bar No. 224232)

stanley.panikowski@dlapiper.com

ERIN P. GIBSON (Bar No. 229305)

erin.gibson@dlapiper.com

RYAN W. COBB (Bar No. 277608)

ryan.cobb@dlapiper.com

RAJIV DHARNIDHARKA (Bar No. 234756)

rajiv.dharnidharka@dlapiper.com

DLA PIPER LLP (US)

401 B Street, Suite 1700

San Diego, CA  92101-4297

Telephone:           619-699-2700

Facsimile:                 619-699-2701

THOMAS J. WIMBISCUS (Pro Hac Vice)

twimbiscus@mcandrews-ip.com

GREGORY C. SCHODDE (Pro Hac Vice)

gschodde@mcandrews-ip.com

WAYNE H. BRADLEY (Pro Hac Vice)

wbradley@mcandrews-ip.com

McANDREWS, HELD & MALLOY

500 West Madison Street, 34th Floor

Chicago, IL  60661

Telephone:           312-775-8000

Facsimile:                 312-775-8100

Attorneys for Plaintiff NETLIST, INC.

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UNITED STATES DISTRICT COURT
CENTRAL DISTRICT OF CALIFORNIA
SANTA ANA DIVISION

NETLIST, INC., Plaintiff, v. SMART MODULAR TECHNOLOGIES, INC., SMART STORAGE SYSTEMS, INC., SMART WORLDWIDE HOLDINGS, INC. and DIABLO TECHNOLOGIES, INC. Defendants.

Case No.  8:13-cv-00996-DOC-JPR

DECLARATION OF SEAN CUNNINGHAM IN SUPPORT OF NETLIST’S RESPONSE TO NOVEMBER 26, 2013 ORDER TO SHOW CAUSE [EX. A FILED UNDER SEAL]

Dept:                  9D

Judge:             Hon. David O. Carter

Trial Date:  None Set

I, Sean C. Cunningham, declare:

1.                                      I am a partner with the law firm of DLA Piper LLP (US), attorneys for Plaintiff Netlist, Inc. (“Netlist”).  I am licensed to practice before this Court.  I have personal knowledge of the matters set forth herein and, if called as a witness, I could and would competently testify thereto.

2.                                      Attached as Exhibit A to this declaration is a true and correct copy of a letter received on Wednesday, November 13, 2013 by Netlist CEO Chuck Hong, along with a true and correct copy of the envelope that contained the letter.  The letter bears no return address, is not signed, and is postmarked from Canada.  The day Mr. Hong received the letter, he sent it to my attention.  I have quarantined the original and all electronic copies of the letter and will retain them for safekeeping.

3.                                      The same day Netlist received the whistleblower letter, I sent it to Diablo’s counsel with a request to preserve all documents mentioned in or related to the letter, its author, and the other people and entities referenced in the letter.  I received no response to my request until the afternoon of Friday, November 15,

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2013.  Rather than confirming that the relevant documents had been preserved, Diablo’s counsel demanded the return of the whistleblower letter and its attachments, citing no authority for his request.

4.                                      Attached as Exhibit B to this declaration is a true and correct copy of an email string dated October 14-18, 2013 between counsel for Netlist and counsel for Diablo regarding Diablo’s request to stipulate to transfer all of Netlist’s claims to the Northern District.  To help inform Netlist’s decision on the proposed stipulation, Netlist asked Diablo whether the defendants intended to seek reexamination of the Netlist patents and to move for a stay of the Northern District lawsuit.  As indicated in the emails, Diablo’s counsel refused to answer the question.  Since then, Diablo’s counsel has refused to state whether Diablo will seek to stay the patent claims pending in the Northern District.

5.                                      Attached as Exhibit C to this declaration is a true and correct copy of the parties’ Rule 26(f) statement submitted in the Northern District lawsuit.  In Section 18, Diablo requests a separate trial from the other defendants in the Northern District case.

6.                                      Attached as Exhibit D to this declaration is a letter we received from Diablo’s counsel on December 6, 2013.  In that letter, Diablo takes the position that discovery related to Netlist’s trade secrets claim is “premature” until the Court rules on Diablo’s pending motion to dismiss and until Netlist adequately identifies its trade secrets.  As we have informed Diablo, Netlist will serve the required statement under California Code of Civil Procedure § 2019.210 to identify Netlist’s trade secrets before conducting depositions, so that is not an issue.  Despite this, Diablo indicates in the letter that it will move for a protective order to attempt to prevent Netlist from taking the depositions of former Diablo employees John Vincent and Sujoy Ray, the two people named in the November 13, 2013

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whistleblower letter.  Diablo’s counsel stepped in to represent them for purposes of discovery in this case after receiving a copy of the whistleblower letter from me.

7.                                      Netlist is prepared to file a Second Amended Complaint as soon as the Court rules on this Order to Show Cause.  The Second Amended Complaint will be limited to the claims remaining under this Court’s jurisdiction; namely, trademark infringement, correct of inventorship, trade secret misappropriation, breach of contract and unfair competition.

I declare under penalty of perjury under the laws of the United States of America that the foregoing is true and correct.

Dated: December 10, 2013	By	/s/ Sean C. Cunningham
SEAN C. CUNNINGHAM

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PRIVATE & CONFIDENTIAL

Hi,

I notice that Netlist is suing Diablo Technologies and SMART storage systems for Patent Infringements.

In my opinion, Diablo did not just infringe the patents but also stole Netlist’s detailed architecture and design. Please refer to the enclosed slides.

(1)      The Megadimm (slide 2) shows that they used the Netlist ASICS VT Berlinetta ID and RD ASICS to do all their prototype tests. All the software, firmware tests and customer demos were done with this configuration. This can be verified by contacting the customers like IBM,             HP,             etc.

(2)      Slide 3 shows their final product and the configurations are very similar to slide 2

(3)  One of their chips was running late so Diablo were planning to replace Bolt chip with ID chip for all prototype testing. This is shown in slide #4.

(4)  All staff were advised not to mention RD and ID to any customers. The Rush and Bolt are very similar to RD and ID except Diablo made some superficial interface changes so that they could not be sued.

(5)  The Diablo Bolt ASIC is similar to the Netlist ID chip. The front end and clocking is identical although the Serdes and Phy IP was contracted out. Diablo was also careful about keeping the Bolt in the same technology .13u to reduce the risks.

(6) Some of the vendors could be called in court under oath to testify.

(a)

(b)

(c)

(d)

(7) If you want more information then you should contact              who was the VP of engineering and              (Firmware architect). Both these gentlemen are no longer with Diablo.

Private and Confidential

Megadimm

Private and Confidential

Teradimm

Private and Confidential

Prototype dimm because BOLT ASIC was late